UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2016 (August 12, 2016)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(720) 442-0052
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

From August 12, 2016 to August 17, 2016, MassRoots, Inc. (the “Company”) raised $1,636,500 in gross proceeds from the sale of shares of the Company’s common stock, par value $0.001 (“Common Stock”), together with warrants (each whole warrant, a “Warrant”), with one Warrant entitling the holder to purchase one share of Common Stock at a price equal to $0.90 per share in a “best efforts” offering to certain investors (the “Offering”). The purchase price paid by the investors was $0.50 for one share of Common Stock and one Warrant. The Warrants are immediately exercisable and expire three years from the date of issuance. The shares of Common Stock and Warrants are immediately separable and will be issued separately.

The shares of Common Stock and the shares of Common Stock underlying the Warrants were registered by the Company with the U.S Securities and Exchange Commission (“SEC”) and are being offered and sold pursuant to a final prospectus, dated August 12, 2016 (the “Prospectus”).

As of the date of this Current Report, a total of 3,273,000 shares of Common Stock and 3,273,000 Warrants were sold in the Offering and will be issued pursuant to the Prospectus.

The sale of the securities in this Offering was made pursuant to Subscription Agreements dated as of August 12, 2016 by and among the Company and the Investors.. The Subscription Agreement and Warrant were filed with the SEC on August 2, 2016 as part of the registration process for the Prospectus. The foregoing is only a brief description of the material terms of the Offering and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Prospectus, form of Subscription Agreement and the form of Warrant, which are incorporated herein by reference.

Pursuant to Rule 135, this Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Subscription Agreement for the Offering (incorporated by reference to Exhibit 10.31 filed together with the Company’s Amendment No. 3 to the Registration Statement on Form S-1 on August 2, 2016)
10.2	Form of Warrant for the Offering (incorporated by reference to Exhibit 10.3 filed together with the Company’s Amendment No. 3 to the Registration Statement on Form S-1 on August 2, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: August 17, 2016	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer